Exhibit 99.1


                                                   Frontier Communications
                                                         3 High Ridge Park
                                                        Stamford, CT 06905
                                                              203.614.5600
                                                    www.frontieronline.com

FOR IMMEDIATE RELEASE
Contact:
David Whitehouse
203-614-5708

Frontier Communications to Release Fourth-Quarter Results and Host Call

STAMFORD,  Conn., January 5, 2009 -- Frontier Communications  Corporation (NYSE:
FTR) plans to release fourth-quarter results on Wednesday, February 25, 2009 before the market opens and to host a conference call that day at 9:00 A.M. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at:


http://www.investorcalendar.com/IC/CEPage.asp?ID=139214


A telephonic replay of the conference call will be available from noon Eastern time, Wednesday, February 25, 2009 through midnight Wednesday, March 4, 2009, via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 6284315. A Webcast replay of the call will be available at the above Website until noon Eastern time, April 9, 2009.


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